UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2021

Bristow Group Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-35701	72-1455213
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3151 Briarpark Drive, Suite 700,	Houston,	Texas	77042
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code	(713)	267-7600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VTOL	NYSE

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 3, 2021, Bristow Group Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders of the Company approved the 2021 Equity Incentive Plan (the “Plan”), as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities Exchange Commission on June 21, 2021 (the “Proxy Statement”). The Plan previously had been approved, subject to stockholder approval, by the Company’s Board of Directors.
The description of the Plan is subject to and qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the following four proposals were presented, as described in the Proxy Statement:

(1)	Election of nine director nominees named in the Proxy Statement to the Company’s Board of Directors;
(2)	Advisory vote to approve named executive officer compensation;
(3)	Approval of the Plan; and
(4)	Ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending March 31, 2022.

Proposal 1 - Election of Directors
The following nine director nominees were elected by the Company’s stockholders to serve terms ending at the Company’s 2022 Annual Meeting of Stockholders, or until their successors are duly elected and qualified, by the following votes:

Nominee	For	Withheld	Broker Non-Vote
Christopher S. Bradshaw	24,728,556	106,474	2,132,586
Lorin L. Brass	21,714,950	3,120,080	2,132,586
Charles Fabrikant	24,739,815	95,215	2,132,586
Wesley E. Kern	24,719,404	115,626	2,132,586
Robert J. Manzo	21,236,095	3,598,935	2,132,586
G. Mark Mickelson	24,722,243	112,787	2,132,586
General Maryanne Miller, Ret.	24,735,698	99,332	2,132,586
Christopher Pucillo	21,546,741	3,288,289	2,132,586
Brian D. Truelove	21,721,603	3,113,427	2,132,586

Proposal 2 - Advisory Vote to Approve Named Executive Officer Compensation
The advisory vote to approve named executive officer compensation was approved by the Company’s stockholders by the following vote:

For	Against	Abstain	Broker Non-Vote
24,545,153	179,182	110,695	2,132,586

Proposal 3 – Approval of the 2021 Equity Incentive Plan
The Plan was approved by the Company’s stockholders by the following vote:

For	Against	Abstain	Broker Non-Vote
24,582,055	141,721	111,254	2,132,586

Proposal 4 – Ratification of the Appointment of Independent Auditors
The ratification of the appointment of KPMG LLP as the Company’s independent auditors for the Company’s fiscal year ending March 31, 2022 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
26,838,421	128,954	241	0

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description of Exhibit
10.1	Bristow Group Inc. 2021 Equity Incentive Plan (incorporated by reference to Appendix B to the Proxy Statement).
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.
Date: August 6, 2021	By:	/s/ Crystal L. Gordon
Crystal L. Gordon Senior Vice President, General Counsel, Head of Government Affairs, and Corporate Secretary